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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  DANSKIN, INC.
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             (Exact name of registrant as specified in its charter)



                                  June 6, 1996
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                Date of Report (Date of earliest event reported)



              Delaware                  0-20382            62-1284179
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           (State or other juris-    (Commission        (I.R.S. Employer
         diction of incorporation)   File Number)     Identification No.)



                 111 West 40th Street, New York, New York 10018
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               (Address of principal executive offices) (Zip Code)



                                 (212) 764-4630
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              (Registrant's telephone number, including area code)









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Item 1.  Changes in Control of Registrant.


         As previously reported, prior to February 1993, Esmark, Inc. ("Esmark"), the former parent of Danskin, Inc. (the "Company"), owned of record 3,000,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), consisting of 2,010,000 shares (the "Esmark Shares") of Common Stock which were subsequently pledged to SunAmerica, Inc. ("SunAmerica"), as described below, and 990,000 shares of Common Stock, which were subsequently transferred to Electra Investment Trust, P.L.C. ("Electra"), as described below, pursuant to a certain Option Agreement, dated as of December 31, 1992, between Electra and Esmark. A copy of this Option Agreement was filed by Electra as an exhibit to its Schedule 13D, dated December 31, 1992.

         In February 1993, Esmark transferred 990,000 shares of Common Stock (the "Proxy Shares") to Electra in exchange for shares of Esmark common stock owned by Electra, and Electra granted to Esmark an irrevocable 10 year proxy to vote the Proxy Shares. A copy of this proxy was filed by Electra as an exhibit to its Schedule 13D, dated December 31, 1992.

         In September 1993, Esmark pledged the Esmark Shares to SunAmerica, as agent for certain noteholders, as collateral for its guarantee of a loan of $14,500,000 under that certain Guaranty and Pledge Agreement, dated as of September 3, 1993, between Esmark and SunAmerica (the "Pledge Agreement"). SunAmerica loaned the $14,500,000 to Nautech Incorporated ("Nautech"), a wholly owned subsidiary of Esmark, to partially fund its formation of Fanatic Holdings, Inc. ("Fanatic") and the acquisition of the "Fanatic Group" of windsurfing businesses pursuant to that certain Notes Purchase Agreement (the "Notes Purchase Agreement"), dated as of September 3, 1993, by and among, Nautech, SunAmerica, SunAmerica Life Insurance Company, the parent of SunAmerica ("SunAmerica Life"), Esmark and other guarantors named therein.

         With respect to its rights under the Pledge Agreement, SunAmerica and SunAmerica Life filed with the Securities and Exchange Commission a Schedule 13D, dated September 29, 1994 (the "Schedule 13D"), which included as an exhibit a Notice of Exercise of Rights Under Guaranty and Pledge Agreement (the "Notice"). In addition, a copy of the Notice was filed by the Company as an exhibit to its Form 8-K filed with the Securities and Exchange Commission on October 7, 1994 under Item 1 of Form 8-K. The Notice informed the Company that SunAmerica was exercising its rights to exercise all voting, consensual and other powers of ownership pertaining to the Esmark Shares. On February 1, 1995, SunAmerica amended the Schedule 13D and attached as an exhibit a foreclosure notice (the "Foreclosure Notice") with respect to its intention to sell the Esmark Shares

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at public auction on March 3, 1995, but  SunAmerica  subsequently  adjourned the sale date to April 7, 1995. The sale had been temporarily stayed by virtue of the filing of an involuntary bankruptcy petition against Esmark by three creditors in the United States Bankruptcy Court for the Western District of Washington on April 7, 1995. That bankruptcy case thereafter was transferred to the United States Bankruptcy Court for the Southern District of New York.

         On September 16, 1994, Byron A. Hero, Jr., the Chairman of the Board and Chief Executive Officer of Esmark, resigned as Chief Executive Officer of the Company and entered into an agreement with the Company, which provided, among other things, that, so long as he controls Esmark, Esmark would not execute any consent or action in writing with respect to the Proxy Shares and that such shares would be voted at any annual or special meeting (i) as to the election of directors, in proportion to the vote of all shares voted other than shares owned by Esmark (or its pledgee or its successor) and (ii) as to any other matter, in accordance with the recommendation of the Company's independent directors. A copy of this agreement was filed by the Company as an exhibit to its Form 8-K filed with the Securities and Exchange Commission on September 26, 1994.

         On June 6, 1996, a trustee for Esmark was appointed in the Esmark bankruptcy case currently pending in the United States Bankruptcy Court for the Southern District of New York. The appointment of the trustee could be deemed to constitute a change in control of the Company.

         On June 14, 1996, SunAmerica and SunAmerica Life filed Amendment No. 3 ("Amendment No. 3") to the Schedule 13D, reporting that, on March 12, 1996, the United States Bankruptcy Court for the Southern District of New York entered an order, effective May 1, 1996, terminating, vacating and annulling the automatic stay in the bankruptcy case of Esmark, insofar as such automatic stay prohibited or prevented SunAmerica Life from enforcing its state law rights and remedies under the Notes Purchase Agreement and Pledge Agreement, and related loan documents, including with respect to the foreclosure sale of the Esmark Shares. The court order and the notice of a public foreclosure sale of the Esmark Shares (the "Foreclosure Sale"), which were published in The Wall Street Journal, The New York Times and Womens Wear Daily on May 7, 1996, are attached as exhibits to Amendment No. 3. On June 7, 1996, the Foreclosure Sale was conducted at which SunAmerica Life submitted the highest conforming bid and purchased the Esmark Shares, by crediting its bid against its secured claim, at a price of $3.00 per share, or an aggregate purchase price of $6,030,000. The Esmark Shares represent approximately 33.7% of the Common Stock outstanding. SunAmerica Life's purchase of the Esmark Shares could be deemed to constitute a change in control of the Company.

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         Amendment No. 3 further states, among other things, that the purpose of the purchase by SunAmerica Life is to maximize the value of its interest in the Esmark Shares, that SunAmerica Life does not consider itself to be a passive investor and that it may purchase additional shares of the Common Stock, seek representation on the Board of Directors of the Company, commence a tender or exchange offer and/or propose a business combination, seek redemption or judicial invalidation of the Company's stockholders' rights plan or dispose of all or a portion of the Esmark Shares.








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                                    Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DANSKIN, INC.

                                            (Registrant)



Dated:  June 21, 1996                       By: /s/ Edwin W. Dean
                                                --------------------------------
                                                Edwin W. Dean
                                                Vice Chairman of the Board



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